Exhibit 99.1
-MORE-
Contacts: Sherman Miller, President and CEO
Max P. Bowman, Vice President and CFO
(601) 948-6813
CAL-MAINE FOODS REPORTS FINANCIAL AND OPERATIONAL RESULTS
FOR FOURTH QUARTER AND FISCAL 2025

RIDGELAND, Miss. (July 22, 2025) - Cal-Maine Foods, Inc. (NASDAQ: CALM) (“Cal-Maine Foods”

or the
“Company”), today reported

financial and operational

results for the

fourth quarter and

fiscal year ended
May 31, 2025.

Fourth Quarter and Fiscal 2025 Financial, Operational and Business Highlights
● Quarterly net sales of $1.1 billion and net income of $342.5 million, or $7.04 per diluted share
● Fiscal year net sales of $4.3 billion and net income of $1.2 billion, or $24.95 per diluted share
●
Record total

specialty dozens

sold in

the quarter

due to

continued strong

consumer demand

and
the added production from ISE America, Inc.

which was acquired in the first quarter

of fiscal 2025
●
Significant progress on

proactive steps to

add production capacity

and help mitigate

the egg supply
shortage across the country, including:
o
An

18%

increase

in

the

average

number

of

layer

hens

during

the

fourth

quarter

of

fiscal
2025, compared

to the

prior-year quarter,

reflecting re-start

of prior-year

facility outages
and both organic and inorganic expansion
o
A 48% increase in the Company’s breeder flocks as of the

end of the fourth quarter of fiscal
2025 compared to the end of the prior-year quarter
o
A 56%

increase in

total chicks

hatched during

the fourth

quarter of

fiscal 2025

compared
to the prior-year quarter
o
Continued

progress

on

ongoing

organic

expansion

projects

that

are

expected

to

add
approximately 1.1

million cage-free

layer hens

and 250,000

pullets and

contract production
of 1.2 million free range layer hens

o
Added production

support

through

the

integration

of

recently acquired

assets, including
the processing facilities from ISE America, Inc. and feed mills from Deal-Rite Feeds, Inc.
●
Announced the

acquisition of

Echo Lake

Foods, a

producer and

marketer of

quality prepared

foods,
with the transaction

closing subsequent to

the end of

the fourth quarter

of fiscal 2025

on June 2,
2025
●
Declared

a

cash

dividend

of

approximately

$114.2

million,

or

approximately

$2.35

per

share,
pursuant to the Company’s established dividend policy
●
Ceased to

be a

“controlled company”

upon conversion

of all

of the

Company’s Class

A Common
Stock into Common Stock
● Completed an underwritten public offering of Common Stock by the Company’s founder’s family
●
Purchased

approximately

$50

million

of

its

Common

Stock,

or

551,876

shares,

pursuant

to

the
Company’s

$500

million

share

repurchase

program,

leaving

approximately

$450

million
remaining under the share repurchase program
Commenting on the fourth

quarter of fiscal

2025 results, Sherman Miller,

president and chief executive
officer of Cal-Maine Foods, stated, “Our results for the fourth quarter of fiscal 2025 marked a strong finish to a challenging, but successful year of

transformation for Cal-Maine Foods. We continued to

advance our
growth strategy in a dynamic market environment, maintained a strong focus on safely, efficiently and

Cal-Maine Foods Reports Fourth Quarter and Fiscal 2025 Results

July 22, 2025
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sustainably

managing

our

operations,

added

production

capacity

to

meet

customer

demand

and

stayed
disciplined in our investments.

“Following the end

of the fourth

quarter, we closed

the acquisition of

Echo Lake Foods,

which aligns
with

our

strategy

to

diversify

our

product

portfolio

by

expanding

our

prepared

foods

offerings.

We

are
excited

about

the

new

market

opportunities

that

Echo

Lake

Foods

provides

for

Cal-Maine

Foods,

our
customers

and

our

shareholders,

and

we

look

forward

to

continuing

to

work

together

on

a

successful
integration,” added Miller.
Key Fourth Quarter and Fiscal 2025 Financial Drivers

Net sales

for the

fourth quarter

of fiscal

2025 were

$1.1 billion

compared with

$640.8 million

for
the same period last year. Net income attributable to Cal-Maine Foods for the fourth quarter of fiscal 2025 was $342.5 million, or

$7.04 per diluted share,

compared with $113.2 million,

or $2.32 per diluted

share,
for the

fourth quarter

of fiscal

2024. The

higher net

sales were

primarily driven

by an

increase in

the net
average selling price of shell

eggs and also reflected higher

volumes sold. The higher market

prices were a
direct result of

the reduced supply

of shell eggs

across the industry

due to outbreaks

of highly pathogenic
avian

influenza

(“HPAI”)

during

a

period

of

high

demand

for

eggs

and

egg

products

around

the

Easter
holiday.

Net sales

for fiscal

2025 were

$4.3 billion

compared with

$2.3 billion

for fiscal

2024. Net

income
attributable to Cal-Maine Foods

for fiscal 2025 was $1.2

billion, or $24.95 per diluted

share, compared to
$277.9 million, or $5.69

per diluted share. The

increase in sales revenue

was primarily due to

an increase
in the net average selling price of eggs as well as an increase in the dozens sold reflecting both organic and
inorganic expansion.
For the fourth quarter of fiscal 2025,

the net average selling price per

dozen was $3.305 compared
with $2.133 for the fourth quarter of

fiscal 2024. The net average selling price

generally reflects a blend of
higher

market-based

prices

for

most

conventional

eggs

with

lower

negotiated-price

arrangements

for
specialty eggs, based on long-standing pricing frameworks with customers that the Company has honored
throughout the various cycles that characterize the egg industry.
Overall demand for shell eggs

was strong during the fourth

fiscal quarter, which included the

busy
Easter

holiday

season.

The

Company

sold

311.4

million

dozen

shell

eggs,

representing

a

9.0%

increase,
including the contribution from acquisitions, compared

with 285.6 million dozens for the

fourth quarter of
fiscal 2024. Sales

of conventional

eggs totaled 189.6

million dozens,

compared with

180.5 million

dozens
for the

prior-year period,

an increase

of 5.0%.

Specialty egg

volumes also

increased by

16.0% to

a record
121.8 million dozens sold for the fourth quarter of fiscal 2025 compared with 105.0 million dozens sold for the prior-year period.

Fourth quarter farm production

costs per dozen remained relatively

flat compared to the

prior-year
period as

the Company

benefited from

more favorable

commodity pricing

for key

feed ingredients

that were
offset with higher facility costs. For the fourth quarter of fiscal 2025, feed costs per dozen were down 2.2%
compared with

the

fourth

quarter of

fiscal 2024.

Costs for

outside egg

purchases

increased

significantly
quarter-over-quarter, primarily due to higher shell egg prices.
Max

Bowman,

vice

president

and

chief

financial

officer

of

Cal-Maine

Foods,

commented,

“Our
financial

results

reflect

Cal-Maine

Foods’

ability

to

respond

to

the

challenges

of

a

dynamic

market.

Our
strategic focus on both organic

growth and adding production

capacity through acquisitions allowed

us to
meet customer demand with

favorable results. As always,

we remain focused on

optimizing the aspects of
our

business

in

which

we

have

operating

control

and

managing

efficiently

and

safely

regardless

of

the
market environment.”

Cal-Maine Foods Reports Fourth Quarter and Fiscal 2025 Results

July 22, 2025
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Additional

details

on

the

fourth

quarter

and

fiscal

2025

financial

drivers

are

shown

in

the

chart
below.
Fourth Quarter and Fiscal 2025 Key Statistics

13 Weeks Ended

52 Weeks Ended
May 31, 2025 June 1, 2024 May 31, 2025 June 1, 2024
Dozen Eggs Sold (000) 311,393 285,555 1,282,611 1,147,633
Conventional Dozen Eggs Sold (000) 189,563 180,513 812,396 746,687
Specialty Dozen Eggs Sold (000) 121,830 105,042 470,215 400,946
Dozen Eggs Produced (000) 287,993 243,851 1,135,955 1,018,835
% Specialty Sales (dozen) 39.1% 36.8% 36.7% 34.9%
% Specialty Sales (dollars) 30.3% 38.9% 29.5% 41.7%
Net Average Selling Price (per dozen) $ 3.305 $ 2.133 $ 3.134 $ 1.932
Net Average Selling Price of Conventional
Eggs (per dozen) $ 3.784 $ 2.062 $ 3.490 $ 1.730
Net Average Selling Price of Specialty Eggs
(per dozen) $ 2.559 $ 2.254 $ 2.519 $ 2.309
Feed Cost (per dozen) $ 0.493 $ 0.504 $ 0.490 $ 0.550
HPAI Comments
Outbreaks

of

HPAI

have

continued

to

occur

in

U.S.

poultry

flocks.

In

calendar

year

2024,

40.2
million commercial

layer hens

and pullets

were depopulated

due to

HPAI, and

in calendar

year 2025,

an
additional 39.0

million commercial

layer hens

and pullets

have been

depopulated through

May. HPAI

is
currently widespread in the

wild bird population worldwide

and no farm is

immune from HPAI. The

extent
of

possible

future

outbreaks

in

commercial

laying

hens,

with

heightened

risk

during

migration

seasons,
cannot be predicted.

The widely reported

spread of HPAI

in dairy cattle

increases risks to

Cal-Maine Foods’
operations

and

those

of

other

egg

producers.

According

to

the

U.S.

Centers

for

Disease

Control

and
Prevention,

the human

health risk

to the

U.S. public

from

the

HPAI virus

is considered

to be

low. Also,
according

to

the

USDA,

HPAI

cannot

be

transmitted

through

safely

handled

and

properly

cooked

eggs.
There is no

known risk related

to HPAI associated

with eggs that

are currently in

the market and

no eggs
have been recalled due to HPAI.
Dividend Payment and Share Repurchases
For the

fourth quarter

of fiscal

2025, Cal-Maine

Foods will

pay a

cash dividend

of approximately
$2.35 per share to holders of its Common Stock. The dividend is payable on August 19, 2025, to holders of record on

August

4, 2025.

The final

amount paid

per share

will be

based on

the number

of outstanding
shares on the record date.
Pursuant

to

Cal-Maine

Foods’

variable

dividend

policy,

for

each

quarter

in

which

the

Company
reports net income, the Company pays a cash dividend to shareholders in an amount equal to one-third of
such

quarterly

net

income.

Following

a

quarter

in

which

the

Company

does

not

report

net

income,

the
Company will

not pay

a dividend

with respect

to that quarter

or for

a subsequent

profitable quarter

until
the Company

is profitable

on a

cumulative

basis computed

from the

date

of the

most recent

quarter for
which a dividend was paid.

On February 25,

2025, the

Company announced that

its Board of

Directors approved

a new share
repurchase

program

that

authorizes

the

Company,

in

management’s

discretion,

to

repurchase

shares

of
Cal-Maine

Foods’

Common

Stock

from

time

to

time

up

to

an

aggregate

purchase

price

of

$500 million.

During the fourth

quarter fiscal 2025,

the Company repurchased

approximately $50 million

of its Common
Stock,

or

551,876

shares,

from

the

Company’s

founder’s

family

members,

leaving

approximately

$450

Cal-Maine Foods Reports Fourth Quarter and Fiscal 2025 Results

July 22, 2025
-MORE-
million

remaining

under

the

share

repurchase

program.

The

Company

expects

to

opportunistically
repurchase shares from time to time in the open market, subject to market conditions and other factors.

Looking Ahead
Miller added,

“Cal-Maine Foods

has continued

to be

resilient through

a period

of unprecedented
challenges for our

industry. We are

extremely proud of

our teams across

our operations who

have remained
focused on managing our

operations in a responsible

manner while navigating the

ongoing risks associated
with HPAI.

Our consistent

ability to

meet the

demands of

our customers

is a

testament to

our ability

to
execute our

strategy regardless

of market

conditions.

As a

leader in

our

industry, we

are mindful

of our
critical role in

providing an affordable,

high-value protein

option to support

the nation’s food

supply. We
believe we

have a

proven operating

model and

the operational

scale that

allows us

to continue

to expand
our

shell

egg

production

capacity

and

product

mix,

both

organically

and

through

strategic

acquisitions.
With the addition of

Echo Lake Foods, we

have a significant

opportunity to continue to

pursue additional
growth in

our prepared

foods portfolio,

which we

expect will

diversify our

product offering,

leverage our
existing

distribution

channels

and

expand

our

reach

in

retail,

quick

service

restaurants,

and

other

food
service customers.
“Looking ahead to

fiscal 2026, we

believe Cal-Maine Foods

is well-positioned to

continue delivering
on

our

growth

and

returns

strategy

with

our

leading

production

capability,

fully

integrated

operations,
expanding product

portfolio, broad

distribution reach

and commitment

to financial

discipline. Above

all,
we remain

committed to

Cal-Maine Foods’

unwavering mission

to be

the most

sustainable producer

and
reliable supplier of

consistent, high quality

fresh shell eggs,

egg products and

prepared foods in

the country.

We look

forward to

the year

ahead for

Cal-Maine Foods

as we

pursue the

opportunities before

us and

deliver
value to all our stakeholders.”
About Cal-Maine Foods
Cal-Maine

Foods,

Inc.

is

primarily

engaged

in

the

production,

packaging,

marketing

and
distribution

of

fresh

shell

eggs,

including

conventional,

cage-free,

organic,

brown,

free-range,

pasture-
raised

and

nutritionally

enhanced

eggs,

as

well

as

a

variety

of

egg

products

and

prepared

foods.

The
Company, which is

headquartered in Ridgeland,

Mississippi, is the

largest producer and

distributor of fresh
shell eggs in the nation and sells most of its shell eggs throughout the majority of the United States.
Forward Looking Statements
Statements

contained

in

this

press

release

that

are

not

historical

facts

are

forward-looking
statements as that

term is defined

in the Private

Securities Litigation

Reform Act of

1995. The forward-
looking

statements

are

based

on

management’s

current

intent,

belief,

expectations,

estimates

and
projections

regarding

our

Company

and

our

industry.

These

statements

are

not

guarantees

of

future
performance and involve risks,

uncertainties, assumptions and

other factors that are

difficult to predict
and may be beyond

our control. The factors

that could cause actual

results to differ materially

from those
projected

in

the

forward-looking

statements

include,

among

others,

(i)

the

risk

factors

set

forth

the
Company’s SEC Filings

(including its Annual

Report on Form

10-K,

Quarterly Reports on

Form 10-Q and
Current

Reports

on Form

8-K),

(ii)

the

risks and

hazards

inherent

in

the

shell

egg

business

(including
disease,

pests,

weather

conditions,

and

potential

for

product

recall),

including

but

not

limited

to

the
current outbreak of

HPAI affecting poultry

in the U.S.,

Canada and other

countries that was

first detected
in commercial flocks in the U.S. in November 2023

and that first impacted our flocks in December

2023,
(iii) changes in

the demand for

and market prices

of shell eggs

and feed costs,

(iv) our ability

to predict
and

meet

demand

for

cage-free

and

other

specialty

eggs,

(v)

risks,

changes,

or

obligations

that

could
result from

our recent

or future

acquisition of

new flocks

or businesses,

such as

our acquisition

of Echo
Lake

Foods

completed

June

2,

2025,

and

risks

or

changes

that

may

cause

conditions

to

completing

a
pending acquisition

not to

be met,

(vi) our

ability to

successfully integrate

and manage

the business

of
Echo Lake

Foods and

realize the

expected benefits

of the

acquisition, including

synergies, cost

savings,

Cal-Maine Foods Reports Fourth Quarter and Fiscal 2025 Results

July 22, 2025
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reduction in earnings

volatility, margin expansion,

financial returns, expanded

customer relationships,
or sales

or

growth opportunities,

(vii)

our

ability

to

retain

existing

customers,

acquire

new

customers
and

grow

our

product

mix

including

our

prepared

foods

product

offerings,

(viii)

the

impacts

and
potential future impacts

of government, customer

and consumer reactions

to recent high

market prices
for eggs,

(ix)

potential impacts

to our

business

as a

result of

our Company

ceasing

to be

a “controlled
company” under

the rules

of The

Nasdaq Stock

Market on

April 14,

2025, (x)

risks relating

to potential
changes in inflation, interest rates and trade and tariff policies, (xi) adverse results in pending litigation
and other legal

matters, (xii) global

instability, including as

a result of

the war in

Ukraine, the conflicts
involving Israel

and Iran,

and attacks

on shipping

in the

Red Sea.

The Company’s

SEC filings

may be
obtained from

the SEC

or the

Company’s website,

www.calmainefoods.com. Readers

are cautioned

not
to

place

undue

reliance

on

forward-looking

statements

because,

while

we

believe

the

assumptions

on
which the

forward-looking

statements

are based

are

reasonable,

there

can

be no

assurance that

these
forward-looking

statements

will

prove

to

be

accurate.

Further,

forward-looking

statements

included
herein are made only

as of the respective

dates thereof, or if

no date is

stated, as of the

date hereof. Except
as

otherwise

required

by

law,

we

disclaim

any

intent

or

obligation

to

update

publicly

these

forward-
looking statements, whether because of new information, future events, or otherwise.

Cal-Maine Foods Reports Fourth Quarter and Fiscal 2025 Results

July 22, 2025
-MORE-
CAL-MAINE FOODS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(Unaudited)
(In thousands, except per share amounts)
SUMMARY STATEMENTS OF INCOME
13 Weeks Ended 52 Weeks Ended
May 31, 2025 June 1, 2024 May 31, 2025 June 1, 2024
Net sales $ 1,103,658 $ 640,789 $ 4,261,885 $ 2,326,443
Cost of sales 572,148 454,353 2,411,000 1,784,872
Gross profit 531,510 186,436 1,850,885 541,571
Selling, general and administrative 94,917 57,781 314,449 252,625
(Gain) loss on involuntary conversions - (13,603) 156 (23,532)
(Gain) loss on disposal of fixed assets 742 70 (259) 26
Operating income 435,851 142,188 1,536,539 312,452
Other income, net 17,348 9,773 66,603 47,519
Income before income taxes 453,199 151,961 1,603,142 359,971
Income tax expense 111,069 39,031 384,910 83,689
Net income 342,130 112,930 1,218,232 276,282
Less: Loss attributable to noncontrolling
interest (345) (311) (1,816) (1,606)
Net income attributable to Cal-Maine Foods,
Inc. $ 342,475 $ 113,241 $ 1,220,048 $ 277,888
Net income per common share:
Basic $ 7.05 $ 2.32 $ 25.04 $ 5.70
Diluted $ 7.04 $ 2.32 $ 24.95 $ 5.69
Weighted average shares outstanding:
Basic 48,554 48,761 48,719 48,717
Diluted 48,678 48,902 48,891 48,873

Cal-Maine Foods Reports Fourth Quarter and Fiscal 2025 Results

July 22, 2025
-END-
CAL-MAINE FOODS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(Unaudited)
(In thousands)

SUMMARY BALANCE SHEETS
May 31, 2025 June 1, 2024
ASSETS
Cash and short-term investments $ 1,392,100 $ 812,377
Receivables, net 272,361 162,442
Inventories, net 295,670 261,782
Prepaid expenses and other current assets 7,979 5,238
Current assets 1,968,110 1,241,839
Property, plant and equipment, net 1,026,684 857,234
Other noncurrent assets 89,825 85,688
Total assets $ 3,084,619 $ 2,184,761
LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and accrued expenses $ 194,208 $ 189,983
Dividends payable 114,163 37,760
Current liabilities 308,371 227,743
Deferred income taxes and other liabilities 210,233 159,975
Stockholders' equity 2,566,015 1,797,043
Total liabilities and stockholders' equity $ 3,084,619 $ 2,184,761